                                                                      EXHIBIT 10


                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19607 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.



                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998